Exhibit 24

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr., William J. Federici and Ryan M. Metz, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and all amendments, exhibits and supplements thereto.

Date: February 17, 2015

/s/ Mark A. Buthman
Mark A. Buthman

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr., William J. Federici and Ryan M. Metz, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and all amendments, exhibits and supplements thereto.

Date: February 17, 2015

/s/ William F. Feehery
William F. Feehery

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr., William J. Federici and Ryan M. Metz, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and all amendments, exhibits and supplements thereto.

Date: February 17, 2015

/s/ Thomas W. Hofmann
Thomas W. Hofmann

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr., William J. Federici and Ryan M. Metz, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and all amendments, exhibits and supplements thereto.

Date: February 17, 2015

/s/ Paula A. Johnson
Paula A. Johnson

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr., William J. Federici and Ryan M. Metz, and each of them, as her attorneys-in-fact to sign on her behalf and in her capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and all amendments, exhibits and supplements thereto.

Date: February 17, 2015

/s/ Myla P. Lai-Goldman
Myla P. Lai-Goldman

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr., William J. Federici and Ryan M. Metz, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and all amendments, exhibits and supplements thereto.

Date: February 17, 2015

/s/ Douglas A. Michels
Douglas A. Michels

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr., William J. Federici and Ryan M. Metz, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and all amendments, exhibits and supplements thereto.

Date: February 17, 2015

/s/ John H. Weiland
John H. Weiland

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr., William J. Federici and Ryan M. Metz, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and all amendments, exhibits and supplements thereto.

Date: February 17, 2015

/s/ Anthony Welters
Anthony Welters

POWER OF ATTORNEY

The undersigned hereby authorizes and appoints Donald E. Morel, Jr., William J. Federici and Ryan M. Metz, and each of them, as his attorneys-in-fact to sign on his behalf and in his capacity as a director of West Pharmaceutical Services, Inc., and to file, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014 and all amendments, exhibits and supplements thereto.

Date: February 17, 2015

/s/ Patrick J. Zenner
Patrick J. Zenner